Copyright Security Agreement

                     GUARANTOR COPYRIGHT SECURITY AGREEMENT

         THIS GUARANTOR COPYRIGHT SECURITY AGREEMENT (the "Agreement") dated as of January 31, 2000, is executed by LITHOTRIPTERS, INC., a North Carolina corporation (the "Debtor"), for the benefit of BANK OF AMERICA, N.A., a national banking association ("B of A"), not in its individual capacity but solely as administrative agent for itself and each of the other banks or lending institutions (each, a "Lender" and collectively, the "Lenders") which is or may from time to time become a party to the Loan Agreement (as hereinbelow defined) (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                R E C I T A L S:

     A. Prime Medical Services, Inc., a Delaware corporation (the "Borrower"), B of A as administrative agent, BankBoston, N.A., as documentation agent, and the Lenders have entered into that certain Fourth Amended and Restated Loan Agreement dated as of the date hereof, (as the same may be amended, restated, extended, supplemented or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make a revolving credit loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Eighty-Six Million and 00/100 Dollars ($86,000,000.00) at any time outstanding.

         B. The Debtor and certain other guarantors have executed that certain Guaranty Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "Guaranty"), pursuant to which the Debtor has guaranteed to the Agents (as defined in the Loan Agreement) and the Lenders the full and complete payment and performance of the Obligations (as defined in the Loan Agreement).

         C. The Debtor has executed that certain Guarantor Security Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "Security Agreement") pursuant to which the Debtor has granted to the Administrative Agent for the benefit of the Lenders a continuing security interest in certain personal property of the Debtor.

     D. The Agents and the Lenders have conditioned their obligations under the Loan Agreement upon the execution and delivery of this Agreement by the Debtor.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.1 Terms Defined in Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

         SECTION 1.2 Terms Defined in Uniform Commercial Code. Terms used herein which are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein or in the Loan Agreement, shall have their meanings as set forth in the Uniform Commercial Code as adopted by the State of Texas.

D-737397.1

                                      - 3 -

                                                    Copyright Security Agreement

         SECTION 2. Grant of Security Interest. The Debtor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders, a first priority lien on and security interest in all of the Debtor's right, title, and interest in and to the following property (the "Copyright Collateral"), whether now owned or hereafter arising or acquired, being all copyrights of the Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Debtor's right, title and interest in and to all copyrights registered in the United
States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights referred to in Item A of Schedule 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule 1 attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto throughout the world, all extensions and renewals of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

         SECTION 3. Secured Indebtedness. The Copyright Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

     (a) the Obligations and the obligations, liabilities and indebtedness of the Debtor to the Agents and the Lenders under the Guaranty;

                  (b) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by any of the Agents or any Lender to preserve and maintain the Collateral (as defined in the Security Agreement), collect the obligations described herein and in the Security Agreement, and enforce this Agreement and the Security Agreement; and

     (c) all extensions, renewals, and modifications of any of the foregoing.

         SECTION 4. Security Agreement. This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Administrative Agent for its benefit and the benefit of the Lenders under the Security Agreement. The Security Agreement (and all rights and remedies of Administrative Agent and the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 5. Termination. If all of the Secured Indebtedness shall have been paid and performed in full and the Commitments shall have expired or terminated, the Administrative Agent shall, upon the written request of the Debtor and in accordance with applicable provisions of the Loan Agreement, promptly execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement as the Debtor may reasonably deem necessary or desirable, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Copyright Collateral as may be in the possession of the Administrative Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

         SECTION 6. Acknowledgment. The Debtor does hereby further acknowledge and affirm that the rights and remedies of Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 7. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

     SECTION 8. Counterparts. This Agreement may be executed by parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.

                            SIGNATURE PAGE TO FOLLOW.

                                                    Copyright Security Agreement

         IN WITNESS WHEREOF, the Debtor has duly executed this Agreement as of the day and year first written above.

                                                     LITHOTRIPTERS, INC.



                                                 By: /s/ Teena E. Belcik
                                                           Teena E. Belcik
                                                           Treasurer

                                             Address: 2008 Litho Place
                                                      Fayetteville, NC 28304
                                                      Attention: Treasurer

                          Copyright Security Agreement

         IN WITNESS WHEREOF, B of A has duly executed this Agreement as of the day and year first written above.

                                                     BANK OF AMERICA, N.A.,
                                                       as Administrative Agent

                                                     By: /s/ Daniel H. Penkar
                                                           Daniel H. Penkar
                                                           Senior Vice President

                                  Address: 515 Congress Avenue, 11th Floor Austin, Texas 78701
                                                 Attention:     Wade Morgan

                                                    Copyright Security Agreement

                                   SCHEDULE 1

Item A:  Registered Copyrights

Title                                                         Registration No.
-----                                                         ---------------

Generic Quality Assurance Plan: Lithotripsy Unit              TX 3124352

Generic Hospital Lithostar Service Quality Assessment Plan    TX 3124351

Lithotripters, Inc., Quality Assurance Plan                   TX 2792856

Introduction to the Lithostar and Guide to its Use            TX 2670895





Item B: Copyright License Rights

Title                                                      Licensor

Scheduling, Billing and Accounts
         Receivable Computer System                  Omni-Medical Systems, Inc.

QA Outcome Analysis Computer System                  MEDformatics, Inc.

                          Copyright Security Agreement

                     GUARANTOR COPYRIGHT SECURITY AGREEMENT

         THIS GUARANTOR COPYRIGHT SECURITY AGREEMENT (the "Agreement") dated as of January 31, 2000, is executed by LITHOTRIPTERS, INC., a North Carolina corporation (the "Debtor"), for the benefit of BANK OF AMERICA, N.A., a national banking association ("B of A"), not in its individual capacity but solely as administrative agent for itself and each of the other banks or lending institutions (each, a "Lender" and collectively, the "Lenders") which is or may from time to time become a party to the Loan Agreement (as hereinbelow defined) (in such capacity, together with its successors in such capacity, the "Administrative Agent").

                                R E C I T A L S:
                                 - - - - - - - -

         A.. Prime Refractive Management, L.L.C., a Delaware limited liability company (the "Borrower"), B of A, as administrative agent, BankBoston, N.A., as documentation agent, and the Lenders have entered into that certain Loan Agreement dated as of the date hereof, (as the same may be amended, restated, extended, supplemented or modified from time to time, the "Loan Agreement"), pursuant to which the Lenders have agreed to make an advancing term loan to the Borrower with advances thereunder not to exceed an aggregate principal amount of Fourteen Million and 00/100 Dollars ($14,000,000.00).

         B. The Debtor and certain other guarantors have executed that certain Guaranty Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "Guaranty"), pursuant to which the Debtor has guaranteed to the Agents (as defined in the Loan Agreement) and the Lenders the full and complete payment and performance of the Obligations (as defined in the Loan Agreement).

         C. The Debtor has executed that certain Guarantor Security Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "Security Agreement") pursuant to which the Debtor has granted to the Administrative Agent for the benefit of the Lenders a continuing security interest in certain personal property of the Debtor.

     D. The Agents and the Lenders have conditioned their obligations under the Loan Agreement upon the execution and delivery of this Agreement by the Debtor.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1.1 Terms Defined in Loan Agreement. Capitalized terms used and not otherwise defined herein shall have the same meanings as set forth in the Loan Agreement.

         SECTION 1.2 Terms Defined in Uniform Commercial Code. Terms used herein which are defined in the Uniform Commercial Code as adopted by the State of Texas, unless otherwise defined herein or in the Loan Agreement, shall have their meanings as set forth in the Uniform Commercial Code as adopted by the State of Texas.

                          Copyright Security Agreement

         SECTION 2. Grant of Security Interest. The Debtor hereby pledges and grants to the Administrative Agent, for the benefit of the Lenders, a lien on and security interest in all of the Debtor's right, title, and interest in and to the following property (the "Copyright Collateral"), whether now owned or hereafter arising or acquired, being all copyrights of the Debtor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Debtor's right, title and interest in and to all copyrights registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights referred to in Item A of Schedule 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright licenses, including each copyright license referred to in Item B of Schedule 1 attached hereto, the right to sue for past, present and future infringements of any of the foregoing, all rights corresponding thereto throughout the world, all extensions and renewals of any of the foregoing, and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit. Such lien and security interest shall be subordinate only to the lien and security interest granted in favor of Bank of America, N.A., as Administrative Agent ("Prime Administrative Agent") under the Fourth Amended and Restated Loan Agreement dated as of the date hereof among Prime Medical Services, Inc., Bank of America, N.A., as administrative agent, BankBoston, N.A., as documentation agent, and the lenders from time to time thereunder.

         SECTION 3. Secured Indebtedness. The Copyright Collateral shall secure the following obligations, indebtedness, and liabilities (whether at stated maturity, by acceleration or otherwise) (all such obligations, indebtedness, and liabilities being hereinafter sometimes called the "Secured Indebtedness"):

     (a) the Obligations and the obligations, liabilities and indebtedness of the Debtor to the Agents and the Lenders under the Guaranty;

                  (b) all reasonable costs and expenses, including, without limitation, all reasonable attorneys' fees and legal expenses, incurred by any of the Agents or any Lender to preserve and maintain the Collateral (as defined in the Security Agreement), collect the obligations described herein and in the Security Agreement, and enforce this Agreement and the Security Agreement; and

     (c) all extensions, renewals, and modifications of any of the foregoing.

         SECTION 4. Security Agreement. This Agreement has been executed and delivered by the Debtor for the purpose of registering the security interest of Administrative Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest granted hereby has been granted as a supplement to, and not in limitation of, the security interest granted to Administrative Agent for its benefit and the benefit of the Lenders under the Security Agreement. The Security Agreement (and all rights and remedies of Administrative Agent and the Lenders thereunder) shall remain in full force and effect in accordance with its terms.

         SECTION 5. Termination. If all of the Secured Indebtedness shall have been paid and performed in full and the Commitments shall have expired or terminated, the Administrative Agent shall, upon the written request of the Debtor and in accordance with applicable provisions of the Loan Agreement, promptly execute and deliver to the Debtor a proper instrument or instruments acknowledging the release and termination of the security interests created by this Agreement as the Debtor may reasonably deem necessary or desirable, and shall duly assign and deliver to the Debtor (without recourse and without any representation or warranty) such of the Copyright Collateral as may be in the possession of the Administrative Agent and has not previously been sold or otherwise applied pursuant to this Agreement.

         SECTION 6. Acknowledgment. The Debtor does hereby further acknowledge and affirm that the rights and remedies of Administrative Agent with respect to the security interest in the Copyright Collateral granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

         SECTION 7. Loan Document, etc. This Agreement is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.

     SECTION 8. Counterparts. This Agreement may be executed by parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.


                     REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGE TO FOLLOW.

                          Copyright Security Agreement

         IN WITNESS WHEREOF, the Debtor has duly executed this Agreement as of the day and year first written above.

                           LITHOTRIPTERS, INC.



                           By: /s/ Teena E. Belcik
                                 Teena E. Belcik

                                 Treasurer

                                 Address:       2008 Litho Place
                                                Fayetteville, NC 28304
                                                Attention:     Treasurer

                          Copyright Security Agreement

         IN WITNESS WHEREOF, B of A has duly executed this Agreement as of the day and year first written above.

                             BANK OF AMERICA, N.A.,
                             as Administrative Agent

                             By:/s/ Daniel H. Penkar
                                 Daniel H. Penkar

                                 Senior Vice President

                                 Address: 515 Congress Avenue, 11th Floor Austin, Texas 78701
                                                Attention:     Wade Morgan

                          Copyright Security Agreement

                                                     SCHEDULE 1

Item A:  Registered Copyrights

Title                                                       Registration No.
-----                                                      ----------------

Generic Quality Assurance Plan: Lithotripsy Unit              TX 3124352

Generic Hospital Lithostar Service Quality Assessment Plan    TX 3124351

Lithotripters, Inc., Quality Assurance Plan                   TX 2792856

Introduction to the Lithostar and Guide to its Use            TX 2670895





Item B: Copyright License Rights

Title                                                         Licensor

Scheduling, Billing and Accounts Receivable
         Computer System                              Omni-Medical Systems, Inc.

QA Outcome Analysis Computer System                   MEDformatics, Inc.